EXHIBIT 10.3

AMENDMENT NO. 2 TO THE

AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2, dated as of December 11, 2003 (this “Amendment”), to the Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2003 (as amended or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”) by and among NC CAPITAL CORPORATION, a California corporation (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century” and together with NC Capital, each a “Borrower” and collectively, the “Borrowers”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers and the Lender are parties to the Existing Loan Agreement.

Pursuant to the New Century Guaranty, New Century Financial Corporation, a Delaware corporation (the “Guarantor”), has unconditionally and absolutely guaranteed to the Lender and its successors and assigns the full and prompt payment of all amounts due and owing by the Borrowers under the Loan Agreement, as and when they shall become due thereunder.

The Borrowers, the Guarantor and the Lender have agreed, subject to the terms and conditions of this Amendment, to extend the Termination Date from December 13, 2003 to January 13, 2004.

Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendment. The definition of “Termination Date” set forth in Section 1.1 of the Existing Loan Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Termination Date” shall mean January 13, 2004 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

2.01 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and acknowledged and agreed to by a duly authorized officer of the Guarantor;

(b) Other Documents. Such other documents as the Lender or counsel to the lender may reasonably request.

2.02 No Default. On the Amendment Effective Date and on the date set forth above, (i) each of the Borrowers shall be in compliance in all material respects with the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance in all material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred and is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended, waived or modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) Amendment No 1 to the Amended and Restated Master Loan and Security Agreement, dated as of September 15, 2003, (iii) this Amendment, (iv) the Note, (v) the Custodial Agreement, (vi) the Control Agreement and (vii) the New Century Guaranty. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The executed signature pages for this Amendment may be delivered by facsimile transmission (or telecopier), which shall be effective between the parties and shall have the same force and effect as the execution and delivery of original signature pages.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS NC CAPITAL CORPORATION

By:	/s/ PATRICK FLANAGAN
	Name: Title:	Patrick Flanagan Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PATRICK FLANAGAN
	Name: Title:	Patrick Flanagan President

LENDER MORGAN STANLEY MORTGAGE CAPITAL INC.

By:	/s/ ANDREW B. NEUBERGER
	Name: Title:	Andrew B. Neuberger Vice President

Acknowledged and agreed to:

GUARANTOR NEW CENTURY FINANCIAL CORPORATION

By:	/s/ PATRICK FLANAGAN
	Name: Title:	Patrick Flanagan Executive Vice President

Exhibit A

FORM OF AMENDED AND RESTATED NOTE

(See Attached)

AMENDED AND RESTATED PROMISSORY NOTE

$1,600,000,000	June 20, 2003 amended and restated as of September 15, 2003 New York, New York

FOR VALUE RECEIVED, NC CAPITAL CORPORATION (“NC Capital”), a California corporation, and NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century” and together with NC Capital, each a “Borrower” and collectively, the “Borrowers”), hereby promise to pay, jointly and severally, to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the “Lender”) at the principal office of the Lender at 1221 Avenue of the Americas, 27th Floor, New York, New York, 10020, in lawful money of the United States, and in immediately available funds, the principal sum of ONE BILLION SIX HUNDRED MILLION DOLLARS ($1,600,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement referred to below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings specified in the Loan Agreement referred to below.

Pursuant to and subject to the terms of the Loan Agreement, the Borrowers may borrow, repay and reborrow funds until December 13, 2003 or such earlier date on which the Loan Agreement shall terminate in accordance with the provisions of the Loan Agreement or by operation of law (the “Termination Date”). In all events, the Borrowers shall repay the aggregate outstanding principal amount of all Loans plus all accrued interest thereon on the Termination Date.

Pursuant to the Loan Agreement, from time to time the Borrowers will be required to pledge additional Collateral or to prepay Loans to cure a Borrowing Base Deficiency.

The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

This Amended and Restated Promissory Note (this “Note”) is the Note referred to in the Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended by Amendment No. 1, dated as of September 15, 2003, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), among the Borrowers and the Lender, and evidences the Loans made by the Lender thereunder.

This Note amends and restates in its entirety the promissory note made by the Borrowers in favor of the Lender pursuant to the Existing Loan Agreement in a maximum principal amount of $1,300,000,000 (the “Existing Promissory Note”) and this Note is given by the Borrowers as a continuation, rearrangement and extension, and not a novation, release or satisfaction of the Existing Promissory Note. The Borrowers hereby acknowledge and agree that simultaneously with the Borrowers’ execution and delivery of this Note to the Lender, the Lender has delivered to the Borrowers the Existing Promissory Note.

The Borrowers agree, jointly and severally, to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of Lender’s counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that each Borrower’s obligations under this Note are recourse obligations of the Borrower to which each Borrower pledges its full faith and credit.

The Borrowers, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

This Note shall be governed by and construed under the laws of the State of New York whose laws the Borrowers expressly elect to apply to this Note. The Borrowers agree that any action or proceeding brought to enforce or arising out of this Note may, be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

NC CAPITAL CORPORATION

By:
Name: Title:

NEW CENTURY MORTGAGE CORPORATION

By:
Name: Title:

SCHEDULE OF LOANS

This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

Date Made	Principal Amount of Loan	Interest Rate	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

Exhibit B

FORM OF SECRETARY’S CERTIFICATE

Pursuant to Section 2.1(c) of Amendment No. 1, dated as of September 15, 2003 (the “Amendment”), to the Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2003 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the Loan Agreement) by and among NC CAPITAL CORPORATION, a California corporation (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION, a California corporation (“New Century” and together with NC Capital, each a “Borrower” and collectively, the “Borrowers”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the “Lender”), and guaranteed by New Century Financial Corporation, a Delaware corporation (“NC Financial”), the undersigned hereby certifies on behalf of [NC Capital / New Century / NC Financial] as follows:

(a) Since the Effective Date of the Loan Agreement there have been no changes to any of the organizational documents of [NC Capital / New Century / NC Financial] and each such document remains in full force and effect as of the date hereof; and

(b) The following named individuals are duly elected, qualified and acting officers of [NC Capital / New Century / NC Financial], each such individual holding the office(s) set forth opposite his respective name as of the date hereof, and the signatures set forth beside the respective name and title of said officers and authorized signatories are true, authentic signatures:

Name	Title	Signature

IN WITNESS WHEREOF, the undersigned has hereunto executed this Secretary’s Certificate as of this              day of September, 2003.

By:
Name: Title:

The undersigned,                                                  , does hereby certify that s/he is the duly elected and presently incumbent                                  of [NC Capital / New Century / NC Financial] and in such capacity does hereby certify to the Lender that                                                   is the duly elected and presently incumbent Secretary of [NC Capital / New Century / NC Financial].

By:
Name: Title: